UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE A14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PHX MINERALS INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PHX MINERALS P.O. BOX 8016, CARY, NC 27512-9903 PHX Minerals Inc. Important Notice Regarding the Availability to proxy Materials for the Shareholders Meeting to be held on March 02,2022 For Shareholders as of record on January 04, 2022 For Shareholders as of January 04, 2022 This communication presents only an overview of the more complete proxy material that are available to you on the Internet. This ls not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review of the Important Information contained In the proxy materials before voting. To view the proxy materials, and to obtain directions to attend meeting, go to: www.proxydocs.com/PHX To vote your proxy while vaulting this late, you will need 12 digit control number In the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered In paper. Proxy materials can be distributed by making them available the Internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/PHX Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, which includes our proxy statement, proxy card and 2021 annual report, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before February 18, 2022. To order paper materials, use one of the following methods. LOGO INTERNET www.investorerelections.com/PHX LOGO TELEPHONE (866) 648-8133 LOGO * E-MAIL paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. PHX MINERALS Inc. Meeting Type: Annual Meeting of Shareholders Date: Wednesday, March 02, 2022 Time: 09:00 AM, Central Standard Time Place: Annual Meeting to be held live via the internet-please visit www.proxydocs.com/PHX for more details You must register to attend the meeting online and/or participate at www.proxydocs.com/PHX SEE REVERSE FOR FULL AGENDA

PHX Minerals Inc. Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, AND 4 PROPOSAL 1. Election of two directors to serve on the Company’s board for three-year terms ending at the Company’s annual meeting in 2025. 1.01 Mark T. Behrman 1.02 John H. Pinkerton 2. Advisory vote to approve the compensation of the Company’s named executive officers. 3. Ratification of the selection and appointment of Emst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022. 4. Approval of the reincorporation of the Company from Oklahoma to Delaware by means of a merger with and into a wholly owned Delaware subsidiary.